ACCOUNTS AND NOTES RECEIVABLE, NET - Accounts and notes receivable and the allowance for doubtful debt (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
ACCOUNTS AND NOTES RECEIVABLE, NET
Accounts receivable	¥ 1,845,205		¥ 1,903,458
Notes receivable	280		873
Allowance for doubtful debt	(189,501)		(188,356)	¥ (134,569)	¥ (99,620)
Accounts and notes receivable, net	¥ 1,655,984	$ 226,869	¥ 1,715,975